Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)

	2014	2013				1st Quarter
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘14 vs. ‘13 Change
Interest income	$228,382	233,258	233,852	231,513	230,391	(0.9)%
Interest expense	27,868	28,927	29,882	29,436	30,577	(8.9)

Net interest income	200,514	204,331	203,970	202,077	199,814	0.4
Provision for loan losses	9,511	14,064	6,761	13,077	35,696	(73.4)

Net interest income after provision for loan losses	191,003	190,267	197,209	189,000	164,118	16.4

Non-interest income:
Service charges on deposit accounts	19,214	19,647	19,426	19,195	19,521	(1.6)
Fiduciary and asset management fees	11,033	10,978	10,389	11,111	10,971	0.6
Brokerage revenue	6,213	6,307	6,636	7,002	7,594	(18.2)
Mortgage banking income	3,511	2,913	5,314	7,338	6,917	(49.2)
Bankcard fees	7,518	7,979	7,760	7,838	7,064	6.4
Investment securities gains, net	1,331	373	1,124	1,403	45	nm
Other fee income	4,863	6,106	5,199	5,775	5,487	(11.4)
(Decrease) increase in fair value of private equity investments, net	(250)	(2,108)	284	(883)	(257)	2.7
Gain from Memphis transaction, net (1)	5,789	—	—	—	—	nm
Other non-interest income	10,960	7,986	7,446	6,313	7,379	48.5

Total non-interest income	70,182	60,181	63,578	65,092	64,721	8.4

Non-interest expense:
Salaries and other personnel expense	93,445	91,962	92,794	89,479	93,917	(0.5)
Net occupancy and equipment expense	26,056	26,314	26,475	26,383	24,167	7.8
FDIC insurance and other regulatory fees	9,719	8,699	7,639	7,941	8,480	14.6
Foreclosed real estate expense, net	5,681	5,064	10,359	7,502	10,940	(48.1)
Losses (gains) on other loans held for sale, net	2,266	(159)	408	(86)	165	nm
Professional fees	7,677	9,855	11,410	10,416	7,095	8.2
Third-party services	10,097	9,689	10,151	10,366	9,929	1.7
Visa indemnification charges	396	799	—	764	37	nm
Litigation loss contingency expense (2)	—	10,000	—	—	—	nm
Restructuring charges	8,577	3,770	687	1,758	4,850	76.8
Other operating expenses	20,247	24,745	27,405	26,663	22,706	(10.8)

Total non-interest expense	184,161	190,738	187,328	181,186	182,286	1.0

Income before income taxes	77,024	59,710	73,459	72,906	46,553	65.5
Income tax expense	28,608	21,130	27,765	27,371	16,979	68.5

Net income	48,416	38,580	45,694	45,535	29,574	63.7
Dividends and accretion of discount on preferred stock	2,559	2,730	8,506	14,818	14,776	(82.7)

Net income available to common shareholders	$45,857	35,850	37,188	30,717	14,798	209.9%

Net income per common share, basic	$0.05	0.04	0.04	0.04	0.02	150.8%

Net income per common share, diluted	0.05	0.04	0.04	0.03	0.02	189.0

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	—

Return on average assets *	0.75%	0.58	0.69	0.69	0.46	63.0
Return on average common equity *	6.52	5.04	5.40	4.70	2.30	183.5

Weighted average common shares outstanding, basic	972,522	972,279	956,694	851,093	787,043	23.6
Weighted average common shares outstanding, diluted	976,527	975,933	959,680	910,937	910,835	7.2

nm - not meaningful

* - ratios are annualized

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee operations of Trust One Bank, a division of Synouvs Bank.
(2)	Consists of loss contingency accruals with respect to outstanding legal matters. Amounts for other quartersare not disclosed separately as amounts are not material.

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)

	March 31, 2014	December 31, 2013	March 31, 2013
ASSETS
Cash and cash equivalents	$460,618	469,630	412,305
Interest bearing funds with Federal Reserve Bank	884,743	644,528	1,332,512
Interest earning deposits with banks	9,139	24,325	21,890
Federal funds sold and securities purchased under resale agreements	76,097	80,975	122,878
Trading account assets, at fair value	17,808	6,113	9,040
Mortgage loans held for sale, at fair value	50,390	45,384	144,232
Other loans held for sale	3,120	10,685	9,129
Investment securities available for sale, at fair value	3,132,402	3,199,358	3,049,353

Loans, net of deferred fees and costs	20,159,004	20,057,798	19,367,887
Allowance for loan losses	(300,871)	(307,560)	(351,772)

Loans, net	19,858,133	19,750,238	19,016,115

Premises and equipment, net	467,375	468,871	477,132
Goodwill	24,431	24,431	24,431
Other intangible assets, net	1,883	3,415	4,583
Other real estate	110,757	112,629	155,237
Deferred tax asset, net	712,130	744,646	792,736
Other assets	626,400	616,376	641,306

Total assets	$26,435,426	26,201,604	26,212,879

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,870,570	5,642,751	5,152,276
Interest bearing deposits, excluding brokered deposits	13,714,382	14,140,037	14,076,285
Brokered deposits	1,365,939	1,094,002	1,332,632

Total deposits	20,950,891	20,876,790	20,561,193
Federal funds purchased and securities sold under repurchase agreements	164,946	148,132	238,223
Long-term debt	2,106,980	2,033,141	1,653,230
Other liabilities	214,113	194,556	182,127

Total liabilities	23,436,930	23,252,619	22,634,773

Shareholders’ equity:
Series A Preferred Stock - no par value, 967,870 shares outstanding at March 31, 2013	—	—	960,005
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at March 31, 2014 and December 31, 2013	125,980	125,862	—
Common stock - $1.00 par value. 972,806,269 shares outstanding at March 31, 2014, 972,351,457 shares outstanding at December 31, 2013, and 787,625,592 shares outstanding at March 31, 2013	978,500	978,045	793,319
Additional paid-in capital	2,137,479	2,138,024	2,174,577
Treasury stock, at cost - 5,693,452 shares	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive (loss) income	(30,463)	(41,258)	2,787
Accumulated deficit	(98,824)	(137,512)	(238,406)

Total shareholders’ equity	2,998,496	2,948,985	3,578,106
Total liabilities and shareholders’ equity	$26,435,426	26,201,604	26,212,879

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)

	2014	2013
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,181,678	3,196,561	3,062,976	3,034,152	2,984,129
Yield	1.89%	1.88	1.73	1.67	1.39
Tax-exempt investment securities (2) (4)	$6,421	7,758	9,835	11,435	14,362
Yield (taxable equivalent)	6.24%	6.14	6.26	6.47	6.34
Trading account assets	$20,346	10,021	13,806	7,847	8,629
Yield	3.16%	4.60	4.50	6.34	7.12
Commercial loans (3) (4)	$16,451,594	16,217,373	16,067,424	16,075,832	16,000,000
Yield	4.21%	4.28	4.37	4.39	4.48
Consumer loans (3)	$3,628,347	3,615,836	3,528,057	3,454,874	3,461,622
Yield	4.53%	4.50	4.61	4.62	4.68
Allowance for loan losses	$(307,078)	(316,001)	(328,084)	(351,075)	(372,239)

Loans, net (3)	$19,772,863	19,517,208	19,267,397	19,179,631	19,089,383
Yield	4.34%	4.40	4.50	4.52	4.54
Mortgage loans held for sale	$38,699	46,036	85,493	129,742	179,507
Yield	4.15%	3.94	4.07	4.35	3.80
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$935,300	1,235,144	1,375,921	1,550,113	1,343,652
Yield	0.23%	0.24	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$82,585	70,815	70,741	65,014	65,330
Yield	3.21%	2.85	2.30	2.35	2.36

Total interest earning assets	$24,037,892	24,083,543	23,886,169	23,977,934	23,684,992
Yield	3.86%	3.85	3.89	3.88	3.95

Interest Bearing Liabilities
Interest bearing demand deposits	$3,878,590	4,102,398	3,933,902	3,895,675	3,839,707
Rate	0.19%	0.19	0.23	0.18	0.18
Money market accounts	$6,077,357	6,161,893	6,148,289	6,072,155	6,135,649
Rate	0.32%	0.33	0.33	0.33	0.33
Savings deposits	$616,962	605,054	607,144	609,832	581,792
Rate	0.10%	0.10	0.11	0.11	0.11
Time deposits under $100,000	$1,423,487	1,491,673	1,526,974	1,537,639	1,581,092
Rate	0.59%	0.61	0.62	0.64	0.69
Time deposits over $100,000	$1,956,925	2,049,094	2,022,719	1,891,624	1,958,870
Rate	0.76%	0.80	0.84	0.88	0.93
Brokered money market accounts	$207,681	210,380	202,802	202,532	202,734
Rate	0.26%	0.27	0.27	0.31	0.32
Brokered time deposits	$1,027,167	984,047	1,130,491	1,131,444	1,013,461
Rate	0.62%	0.65	0.70	0.77	0.99

Total interest bearing deposits	$15,188,169	15,604,539	15,572,321	15,340,901	15,313,305
Rate	0.38%	0.39	0.42	0.42	0.44
Federal funds purchased and securities sold under repurchase agreements	$215,027	216,757	195,717	206,046	214,661
Rate	0.14%	0.15	0.14	0.15	0.17
Long-term debt	$2,156,836	1,886,223	1,885,385	1,762,173	1,688,580
Rate	2.52%	2.85	2.85	3.06	3.26

Total interest bearing liabilities	$17,560,032	17,707,519	17,653,423	17,309,120	17,216,546
Rate	0.64%	0.65	0.67	0.68	0.72

Non-interest bearing demand deposits	$5,537,090	5,545,529	5,306,447	5,327,795	5,232,587
Effective cost of funds	0.47%	0.47	0.49	0.49	0.52

Net interest margin	3.39%	3.38	3.40	3.39	3.43

Taxable equivalent adjustment	$455	481	529	557	618

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)

	March 31, 2014
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$984,658	4.9%	$226	0.1%
Hotels	696,083	3.5	1,114	0.3
Office Buildings	950,635	4.7	4,243	1.1
Shopping Centers	844,205	4.2	9,305	2.4
Commercial Development	152,309	0.8	28,559	7.4
Warehouses	570,492	2.8	3,029	0.8
Other Investment Property	500,087	2.5	4,107	1.1

Total Investment Properties	4,698,469	23.3	50,583	13.3

1-4 Family Construction	141,060	0.7	815	0.2
1-4 Family Investment Mortgage	784,712	3.9	13,950	3.6
Residential Development	187,240	0.9	14,486	3.8

Total 1-4 Family Properties	1,113,012	5.5	29,251	7.6

Land Acquisition	674,678	3.3	151,332	39.4

Total Commercial Real Estate	6,486,159	32.2	231,166	60.1

Commercial, Financial, and Agricultural	5,505,577	27.3	54,938	14.3
Owner-Occupied	3,773,656	18.7	33,238	8.6
Small Business	783,143	3.9	6,325	1.6

Total Commercial & Industrial	10,062,376	49.9	94,501	24.6

Home Equity Lines	1,601,757	7.9	18,003	4.7
Consumer Mortgages	1,504,213	7.5	38,227	9.9
Credit Cards	253,149	1.3	—	—
Other Retail Loans	279,786	1.4	2,427	0.6

Total Retail	3,638,905	18.0	58,657	15.3

Unearned Income	(28,436)	nm	—	nm

Total	$20,159,004	100.0%	$384,324	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)

Loan Type	Total Loans March 31, 2014	December 31, 2013	1Q14 vs. 4Q13 % change (1)	March 31, 2013	1Q14 vs. 1Q13 % change
Multi-Family	$984,658	954,295	12.9%	857,239	14.9%
Hotels	696,083	687,177	5.3	691,453	0.7
Office Buildings	950,635	884,638	30.3	768,806	23.7
Shopping Centers	844,205	852,409	(3.9)	847,460	(0.4)
Commercial Development	152,309	156,344	(10.5)	207,043	(26.4)
Warehouses	570,492	561,637	6.4	534,051	6.8
Other Investment Property	500,087	507,255	(5.7)	500,643	(0.1)

Total Investment Properties	4,698,469	4,603,755	8.3	4,406,695	6.6

1-4 Family Construction	141,060	138,973	6.1	132,377	6.6
1-4 Family Investment Mortgage	784,712	828,967	(21.7)	866,921	(9.5)
Residential Development	187,240	188,531	(2.8)	252,204	(25.8)

Total 1-4 Family Properties	1,113,012	1,156,471	(15.2)	1,251,502	(11.1)

Land Acquisition	674,678	705,333	(17.6)	764,438	(11.7)

Total Commercial Real Estate	6,486,159	6,465,559	1.3	6,422,635	1.0

Commercial, Financial, and Agricultural	5,505,577	5,490,214	1.1	5,206,956	5.7
Owner-Occupied	3,773,656	3,795,439	(2.3)	3,780,129	(0.2)
Small Business	783,143	687,216	56.6	553,056	41.6

Total Commercial & Industrial	10,062,376	9,972,869	3.6	9,540,141	5.5

Home Equity Lines	1,601,757	1,587,541	3.6	1,508,507	6.2
Consumer Mortgages	1,504,213	1,519,068	(4.0)	1,394,853	7.8
Credit Cards	253,149	256,846	(5.8)	251,618	0.6
Other Retail Loans	279,786	284,778	(7.1)	271,685	3.0

Total Retail	3,638,905	3,648,233	(1.0)	3,426,663	6.2

Unearned Income	(28,436)	(28,862)	(6.0)	(21,552)	31.9

Total	$20,159,004	20,057,799	2.0%	19,367,887	4.1%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)

	2014	2013				1st Quarter
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	‘14 vs. ‘13 Change
Non-performing Loans	$384,324	416,300	450,879	483,464	513,227	(25.1)%
Other Loans Held for Sale (1)	3,120	10,685	9,351	12,083	9,129	(65.8)
Other Real Estate	110,757	112,629	126,640	139,653	155,237	(28.7)

Non-performing Assets	498,201	539,614	586,870	635,200	677,592	(26.5)

Allowance for Loan Losses	300,871	307,560	318,612	334,880	351,772	(14.5)

Net Charge-Offs - Quarter	15,181	25,116	23,030	29,969	57,328	(73.5)
Net Charge-Offs / Average Loans - Quarter (2)	0.30%	0.51	0.47	0.61	1.18

Non-performing Loans / Loans	1.91	2.08	2.29	2.47	2.65
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	2.46	2.67	2.96	3.21	3.47
Allowance / Loans	1.49	1.53	1.62	1.71	1.82

Allowance / Non-performing Loans	78.29	73.88	70.66	69.27	68.54
Allowance / Non-performing Loans (3)	100.16	95.43	91.84	91.76	97.75

Past Due Loans over 90 days and Still Accruing	$6,563	4,489	4,738	4,596	5,799	13.2%
As a Percentage of Loans Outstanding	0.03%	0.02	0.02	0.02	0.03

Total Past Dues Loans and Still Accruing	$75,038	72,600	78,906	80,678	88,330	(15.0)
As a Percentage of Loans Outstanding	0.37%	0.36	0.40	0.41	0.46

Accruing Troubled Debt Restructurings (TDRs)	$495,390	556,410	574,236	635,125	623,900	(20.6)

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)

	March 31, 2014	December 31, 2013	March 31, 2013
Tier 1 Capital	$2,430,789	2,351,493	2,866,489
Total Risk-Based Capital	2,981,128	2,900,865	3,493,090
Tier 1 Capital Ratio	10.85%	10.54	13.50
Tier 1 Common Equity Ratio	10.24	9.93	8.93
Total Risk-Based Capital Ratio	13.31	13.00	16.45
Tier 1 Leverage Ratio	9.46	9.13	11.27
Common Equity as a Percentage of Total Assets (2)	10.87	10.77	9.99
Tangible Common Equity as a Percentage of Tangible Assets (3)	10.78	10.68	9.89
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	12.70	12.53	12.19
Book Value Per Common Share (4)	2.95	2.90	2.99
Tangible Book Value Per Common Share (3)	2.93	2.87	2.96

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.